UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C

                 Information Statement Pursuant to Section 14(c)
                     Of the Securities Exchange Act of 1934

Check the appropriate box:

[x] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14c-5(d)(2))
[ ] Definitive Information Statement


                                SONIC MEDIA, INC.
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                  (Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

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2) Form, Schedule or Registration Statement No.

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3) Filing Party:

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4) Date Filed:

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Contact Person:

                             Patti L. W. McGlasson
                         a Professional Law Corporation
                              22091 Timberline Way
                              Lake Forest, CA 92630
                                 (949) 455-9412
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                                SONIC MEDIA, INC.
                              22091 Timberline Way
                              Lake Forest, CA 92630

NOTICE OF ACTION TO BE TAKEN WITHOUT A STOCKHOLDERS' MEETING

TO OUR STOCKHOLDERS:

Notice is hereby given that Sonic Media, Inc. plans to take certain corporate actions pursuant to the written consent of our Board of Directors and the holders of a majority of our outstanding voting securities ("Majority Stockholders"). The actions we plan to take are as follows:

         (1) We plan to change our name to Larrea BioSciences Corporation ("Name Change"); and,

         (2) Accordingly, we plan to change or symbol consistent with the Name Change.

On April 12, 2004, our Board of Directors unanimously approved the Name Change proposal. The Majority Stockholders have consented in writing to each of the proposals. We anticipate that the Name Change proposal will be effected through an amendment to our Articles of Incorporation.

The Board of Directors has fixed the close of business on April 13, 2004, as the Record Date for determining the stockholders entitled to notice of the foregoing.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN AND NO PROXY OR VOTE IS SOLICITED BY THIS NOTICE.

April 20, 2004

By Order of the Board of Directors


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                              INFORMATION STATEMENT
                           AND NOTICE OF ACTIONS TAKEN
                 BY WRITTEN CONSENT OF THE MAJORITY STOCKHOLDERS

GENERAL INFORMATION

This information is being provided to the shareholders of Sonic Media, Inc.. (the "Company") in connection with our prior receipt of approval by written consent, in lieu of a special meeting, of the holders of a majority of our common stock authorizing the Company to amend the Company's Articles of Incorporation to effect a name change to "Larrea BioSciences Corporation".

The shareholders holding shares representing approximately 51% of the votes entitled to be cast at a meeting of the Company's shareholders consented in writing to the proposed action.

The elimination of the need for a special meeting of the shareholders to approve the actions set forth herein is authorized by Section 78.320 of the Nevada Revised Statutes, (the "Nevada Law"). This Section of Nevada Law provides that the written consent of the holders of outstanding shares of voting capital stock, having not less that the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting.

In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the actions set forth herein as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company voted to utilize the written consent of the majority shareholders of the Company.

The date on which this Information Statement was first sent to the shareholders is on or about May _, 2004.

OUTSTANDING VOTING STOCK OF THE COMPANY AND STATEMENT THAT PROXIES ARE NOT SOLICITED

This Information Statement is furnished solely for the purpose of informing our stockholders of this corporate action pursuant to the Securities Exchange Act of 1934, as amended, and the Nevada Law.

As of the Record Date, there were 16,230,760 shares of Common Stock issued and outstanding. The Common Stock constitutes the outstanding class of voting securities of the Company. Each share of Common Stock entitles the holder to one
(1) vote on all matters submitted to shareholders.

This information statement is being sent on May ___, 2004 to such holders of record.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being sent to you for information purposes only. No action is requested nor required on your part.


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QUESTIONS AND ANSWERS

Q: What am I being asked to approve?

A: You are not being asked to approve anything. This Information Statement is being provided to you solely for your information. Shareholders holding a majority of the outstanding voting common stock of the Company have already agreed to amend our Articles of Incorporation to effect a name change to "Larrea BioSciences Corporation."

Q: Why have the Board of Directors and a majority of the shareholders agreed to approve these actions?

A: All of these actions are necessary to more accurately describe the business of the Company.

Q: What is the business conducted by the Company?

A: With the recent acquisition of Global Botanics, Inc. as a wholly owned subsidiary, the Company, through this subsidiary, owns U.S. Patents 5,837,252; 5,945,106; 6,004,559 and 6,039,955. These patents relate to the production and use of proprietary extracts from the North American plant species, Larrea tridentata. The current patented technology covers extraction and purification technologies as well as utility of extracts as antiviral, anti-inflammatory, antimicrobial and antioxidant agents. Specific claims allowed in the issued patents include: a method of treating herpes lesions and herpes viruses in humans using an effective amount of an extract of Larrea tridentata; a method of treating herpes viruses and symptomatic herpes virus lesions of the group: herpes simplex 1 (cold sores), herpes simplex 2 (genital herpes), varicella-zoster virus (chickenpox and shingles), human herpes virus 4 (Epstein-Barr virus, mononucleosis), human herpes virus 5 (cytomegalovirus), human herpes viruses 6 and 7 (roseoloviruses), and herpes virus 8 (Kaposi's sarcoma); stimulation of human immune system function; a herpes treatment agent comprising a formulation of Larrea tridentata; and an agent for treatment of inflammation and inflammatory disease comprising a formulation of Larrea tridentata. The patents are currently licensed on a non-exclusive basis to Larrearx, Inc. for medically related consumer products.


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         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock, its only class of outstanding voting securities as of March 26, 2004, by (i) each person who is known to the Company to own beneficially more than 5% of the outstanding Common Stock with the address of each such person, (ii) each of the Company's present directors and officers, and (iii) all officers and directors as a group:

                                                                   Percentage
Name and                                      Number of           Beneficially
Address(3)                                   Shares(1)(2)            owned
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David T. Kalenuik, CEO, Director              4,150,000              25.57
Robert A. Sinnott, CFO, Sec. Director         4.150,000              25.57
All officers and directors
as a group                                    8,300,000              51.14%


(1) Except as otherwise indicated, the Company believes that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.

(2) Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of common stock relating to options currently exercisable or exercisable within 60 days of April 19, 2004 are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(3) Address c/o Sonic Media, Inc. 400-55 Water Street, Vancouver, British Columbia, V6B 1A1, Canada.

PURPOSE AND EFFECT OF THE PROPOSED NAME AND SYMBOL CHANGE

On April 12, 2004, the Board of Directors determined to change the name of the Company to Larrea BioSciences Corporation and to change the Company's symbol on the Over the Counter: Bulletin Board, to reflect the name change of the Company. The purpose of the name and proposed symbol change is to more accurately reflect the Company's business and its activities.

Approval of the name change requires the affirmative consent of at least a majority of the outstanding shares of Common Stock of the Company. Shareholders holding a total of 8,300,000 shares of Common Stock (51.14%) have already consented to such changes.

NO DISSENTER'S RIGHTS

Under Nevada law, the Company's dissenting shareholders are not entitled to appraisal rights, and the Company will not independently provide our shareholders with any such right.


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CONCLUSION

As a matter of regulatory compliance, the Company is sending you this information Statement which describes the purpose and effect of the actions set forth herein. As the requisite stockholder vote for the actions set forth herein, including any amendment to the Company's Articles of Incorporation as described in this Information Statement was obtained upon the delivery of the written consent of a majority of the shareholders, WE ARE NOT ASKING FOR A PROXY FROM YOU AND YOU ARE REQUESTED NOT TO SEND US ONE. This Information Statement is intended to provide the Company's stockholders information required by the rules and regulations of the Securities and Exchange Act of 1934.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by this undersigned hereunto duly authorized.

SONIC MEDIA, INC.

/s/ David Kalenuik
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David Kalenuik, its President